Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

College Avenue Student Loans, LLC

233 N. King Street

Wilmington, Delaware 19801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of College Ave Student Loans 2024-A, LLC Asset-Backed Notes. College Avenue Student Loans, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, BofA Securities, Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 6, 2024, representatives of the Company provided us with a computer-generated student loan contract data file and related record layout containing data, as represented to us by the Company, as of the close of business on February 27, 2024, with respect to 26,880 student loan contracts (the “Statistical Loan File”).

At the instruction of the Company, we randomly selected 150 student loan contracts from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.	Loan number (informational purposes only)
2.	School name
3.	Loan ID
4.	Loan type
5.	Borrower state
6.	Original principal balance
7.	Current interest rate
8.	Current principal balance
9.	First disbursement date
10.	Repayment begin date
11.	Loan status
12.	Last day of enrollment*
13.	Deferment/forbearance end date (if applicable)
14.	Grace end date
15.	Days past due
16.	Number of scheduled remaining payments
17.	School code
18.	Initial repayment schedule type option
19.	Maturity Date
20.	Credit score
21.	School type

*	For Sample Loans with a loan status as set forth on the Servicing System (as defined herein) of “enrolled” only.

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. and 3. to the corresponding information set forth on the Promissory Note, Loan Application or Final Disclosure (collectively, the “Promissory Note”).

We compared Characteristics 4. through 17. to the corresponding information set forth on or derived from the Company’s servicing system (the “Servicing System”).

Using methodologies provided to us by representatives of the Company, we compared Characteristics 18. and 19. to the corresponding information set forth on the Servicing System.

We compared Characteristic 20. to a query from the Company’s origination system (the “Origination System”) provided to us by the Company on March 11, 2024 (the “Credit Score Query”).

On March 12, 2024, at the instruction of the Company, we accessed the “College Navigator Website” (https://nces.ed.gov/collegenavigator/) and, using the school name (as set forth on the Promissory Note), we compared Characteristic 21. to the corresponding information set forth on the College Navigator Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 8., differences of $1.00 or less are deemed to be “in agreement;”

•

with respect to our comparison of Characteristic 11., for the Sample Loans indicated in Appendix A, we were unable to ascertain the loan status from the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the loan status as set forth on the Statistical Loan File to the corresponding information derived from screen shots from the Company’s Origination System (the “Origination System Screen Shots”).

•

with respect to our comparison of Characteristic 12., for the Sample Loans indicated in Appendix B we were unable to ascertain, or we observed a difference in the last day of enrollment as set forth on the Statistical Loan File when compared to the last day of enrollment as set forth on the Servicing System. For these Sample Loans, we were instructed to perform an additional procedure and compare the last day of enrollment as set forth on the Statistical Loan File to the corresponding information as set forth on the Origination System Screen Shots;

•

with respect to our comparison of Characteristic 14., for the Sample Loans indicated in Appendix C we were unable to ascertain, or we observed a difference in the grace end date as set forth on the Statistical Loan File when compared to the grace end date as set forth on the Servicing System. For these Sample Loans. we were instructed to perform an additional procedure and compare the grace end date as set forth on the Statistical Loan File to the corresponding information as derived from the Origination System Screen Shots; and

•	with respect to our comparison of Characteristics 9., 10., 12., 13., 14. and 19., differences of 60 days or less were deemed to be “in agreement.”

The student loan documents described above, including any information obtained from the Servicing System, Origination System or College Navigator Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 15, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 15, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 11. for the following Sample Loans:

360021953355
360021982416

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 15, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 12. for the following Sample Loans:

360021953355
360021977597
360021982416
360021971978
360021981977

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 15, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Loans:

360021953355
360021977597
360021982416
360021971978
360021981977

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.